                                   Rider 15a

3.1      Restated Certificate of Incorporation, incorporated herein by reference to the Registrant's Annual
         Report on Form 10-K for the year ended March 31, 1988.
3.2      Certificate of Amendment to Certificate of Incorporation, incorporated herein by reference to the
         Registrant's Annual Report on Form 10-K for the year ended March 31, 1993.
3.3      Certificate of Amendment to Certificate of Incorporation, incorporated herein by reference to the
         Registrant's Annual Report on Form 10-K for the year ended March 31, 1996.
3.4      Certificate of Designation to Certificate of Incorporation designating Series B Preferred Stock, incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended
         March 31, 1996.
3.5      Certificate of Amendment of Amended and Restated Certificate of Incorporation, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.
3.6      Certificate Eliminating the Series A Junior Participating Preferred Stock, incorporated by reference to
         Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31,
         1998.
3.7      Certificate of Designations of the Preferred Stock to be Designated Series C Preferred Stock,
         incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the
         quarter ended December 31, 1998.
3.8      Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant,
         incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended
         March 31, 1999.
3.9      Certificate of Ownership and Merger Merging Xyvision Design Systems, Inc. into Xyvision, Inc. and
         Changing the Name of Xyvision, Inc.


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

                                   Rider 15b


                                  Exhibit 3.9


                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING


                         XYVISION DESIGN SYSTEMS, INC.
                           (a Delaware corporation)


                                      INTO


                                XYVISION, INC.
                            (a Delaware corporation)


                            AND CHANGING THE NAME OF

                                XYVISION, INC.
                           (a Delaware corporation)


     Xyvision, Inc., a Delaware corporation (the "Company"), does hereby certify:

     FIRST: That the Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the "Law").

     SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of Xyvision Design Systems, Inc., a Delaware corporation ("Subsidiary").

     THIRD: That pursuant to Section 253(a) of the Law, the Company, by the resolutions of its Board of Directors attached as Exhibit A hereto, duly adopted on the 9th day of September, 1999, determined to merge Subsidiary into itself and assume all of Subsidiary's liabilities and obligations (the "Merger") on the conditions set forth in such resolutions.

     FOURTH: That pursuant to Section 253(b) of the Law, the Company, by the resolutions of its Board of Directors attached as Exhibit A hereto, duly adopted on the 9th day of September, 1999, also determined to change the name of the Company upon the effective date of the Merger from "Xyvision, Inc." to "Azul Holdings Inc."

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

     IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by Wendy Darland, its Vice President, Chief Financial Officer, Secretary and Treasurer, this 16th day of September, 1999.

                     XYVISION, INC.


                     By: /s/Wendy Darland
                     -------------------------------
                     Wendy Darland
                     Vice President, Chief Financial Officer,
                     Secretary and Treasurer


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